UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 28, 2006

HSI Asset Securitization Corporation Trust 2006-OPT4
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131607	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its HSI Asset Securitization Corporation Trust 2006-OPT4 Mortgage Pass-Through Certificates, Series 2006-OPT4, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-131607) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $932,781,000 aggregate principal amount of Class A-IO, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates of its HSI Asset Securitization Corporation Trust 2006-OPT4 Mortgage Pass-Through Certificates, Series 2006-OPT4 on April 28, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 3, 2006, as supplemented by the Prospectus Supplement dated April 26, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Option One Mortgage Corporation, as Originator and Servicer, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank National Trust Company, as Trustee.  The Certificates consist of the following classes:  Class A-IO, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, interest-only, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $976,068,111 as of April 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of April 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Option One Mortgage Corporation, as Originator and Servicer, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of April 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Confirmation relating to Interest Rate Swap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-OPT4, dated as of April 28, 2006.

99.3

Confirmation relating to Interest Rate Cap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-OPT4, dated as of April 28, 2006.

99.4

Mortgage Loan Statistical Information as of the April 1, 2006 cut off date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:  /s/   Andrea Lenox

     Name: Andrea Lenox

     Title: Vice President

Dated: April 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of April 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Option One Mortgage Corporation, as Originator and Servicer, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of April 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Confirmation relating to Interest Rate Swap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-OPT4, dated as of April 28, 2006.

99.3

Confirmation relating to Interest Rate Cap Agreement between Bear Stearns Financial Products Inc. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-OPT4, dated as of April 28, 2006.

99.4

Mortgage Loan Statistical Information as of the April 1, 2006 cut off date.